Sky Harvest Windpower Corporation
(A Development Stage Company)

February 28, 2009

Sky Harvest Windpower Corporation
(A Development Stage Company)
Balance Sheets
(Expressed in Canadian Dollars)

	February 28,	May 31,
	2009	2008
	$	$
	(unaudited)

ASSETS

Current Assets
Cash and cash equivalents	83,490	136,209
Short-term investments (Note 4)	23,778	–
Amounts receivable	180	1,059
Due from related party (Note 7 (c))	–	2,500
Prepaid expenses	23,225	14,662
Total Current Assets	130,673	154,430
Property and equipment, net (Note 5)	69,109	61,979
Intangible assets, net (Note 6)	923	1,516
Total Assets	200,705	217,925

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Liabilities
Accounts payable	26,774	8,375
Accrued liabilities	13,654	–
Due to related party (Note 7 (b))	736	736
Loan payable (Note 8)	254,460	–
Total Liabilities	295,624	9,111
Commitments and Contingencies (Notes 1 and 10)
Stockholders’ (Deficit) Equity
Preferred Stock:
Authorized: unlimited Class E redeemable, retractable shares, no par value
Issued and outstanding: None	–	–
Common Stock: (Note 9)
Authorized: unlimited Class A, voting shares, no par value
Issued and outstanding: 11,560,344 shares	1,697,034	1,697,034
Authorized: unlimited Class B, voting shares, no par value
Issued and outstanding: None	–	–
Authorized: unlimited Class C, non-voting shares, no par value
Issued and outstanding: None	–	–
Authorized: unlimited Class D, non-voting shares, no par value
Issued and outstanding: None	–	–

Share Subscription Receivable	(2,500)	(2,500)
Deficit accumulated during the development stage	(1,789,453)	(1,485,720)
Total Stockholders’ (Deficit) Equity	(94,919)	208,814
Total Liabilities and Stockholders’ (Deficit) Equity	200,705	217,925

Approved on behalf of the Board of Directors:

/s/ “Chris Craddock”	/s/ “William Iny”
Chris Craddock, Director	William Iny, Director

(The accompanying notes are an integral part of these financial statements)

Sky Harvest Windpower Corporation
(A Development Stage Company)
Statements of Operations
(Expressed in Canadian Dollars)
(Unaudited)

	Accumulated from
	September 21, 2005	Nine months	Nine months
	(Date of Inception)	Ended	Ended
	to February 28,	February 28,	February 29,
	2009	2009	2008
	$	$	$

Expenses
Management fees (Note 7(a))	1,168,252	66,125	50,550
Development and engineering	235,639	57,191	30,352
General and administrative	372,819	149,718	125,080

Operating loss	(1,776,710)	(273,034)	(205,982)

Other Income

Foreign exchange loss	(29,648)	(30,960)	–
Interest income	16,905	261	13,203

Net loss	(1,789,453)	(303,733)	(192,779)

Net loss per common share – basic and diluted		(0.03)	(0.02)

Weighted average number of common shares outstanding		11,560,000	11,560,000

(The accompanying notes are an integral part of these financial statements)

Sky Harvest Windpower Corporation
(A Development Stage Company)
Statements of Cash Flows
(Expressed in Canadian Dollars)
(Unaudited)

	Accumulated from
	September 21,
	2005	Nine months	Nine months
	(Date of Inception)	Ended	Ended
	to February 28,	February 28,	February 29,
	2009	2009	2008
	$	$	$
Operating activities
Net loss for the period	(1,789,453)	(303,733)	(192,779)

Adjustment to reconcile net loss to net cash used in
operating activities:
Depreciation	6,665	1,958	1,568
Shares issued for services	900,000	–	–
Changes in operating assets and liabilities:
Prepaid expenses	(23,225)	(8,562)	(2,551)
Accrued interests	(180)	879	–
Accounts payable and accrued liabilities	40,428	32,052	(93,253)
Due to related parties	36	2,500	(9,855)
Net cash flows used in operating activities	(865,729)	(274,906)	(296,870)
Investing activities
Purchase of equipment	(76,697)	(8,495)	(35,049)
Purchase of short term investment	(23,778)	(23,778)	–
Net cash flows used in investing activities	(100,475)	(32,273)	(35,049)

Financing activities
Loan payable	254,460	254,460	–
Share subscription receivable	(2,500)	–	–
Proceeds from issuance of common stock	797,734	–	–
Net cash flows provided by financing activities	1,049,694	254,460	–
Increase (decrease) in cash and cash equivalents	83,490	(52,719)	(331,919)
Cash and cash equivalents – beginning of period	–	136,209	463,006
Cash and cash equivalents – end of period	83,490	83,490	131,087

Non cash financing activities
Issuance of common shares as finders fees	55,000	–	–

Supplementary disclosures
Interest paid	–	–	–
Income taxes paid	–	–	–

(The accompanying notes are an integral part of these financial statements)

Sky Harvest Windpower Corp.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in Canadian Dollars)
(Unaudited)

1.	Organization and Description of Business

The Company was incorporated in the Province of British Columbia, Canada on September 21, 2005. The Company is a Development Stage Company, as defined by Statement of Financial Accounting Standard (“SFAS”) No.7 “Accounting and Reporting for Development Stage Companies”. Its activities to date have been limited to capital formation, organization, and development of its business plan for the exploration and development of wind power projects in Canada.

These financial statements have been prepared in accordance with United States generally accepted accounting principles applicable to a going concern, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has never generated revenues since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, the successful exploitation of economically recoverable electricity in its wind power projects, and the attainment of profitable operations. As at February 28, 2009, the Company has accumulated losses of $1,789,453 since inception. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Management plans to raise additional funds through debt and equity offerings

The Company entered into a share exchange agreement dated April 21, 2009 with Keewatin Windpower Corp. (“Keewatin”), whereby Keewatin will acquire 100% of the issued and outstanding common shares of the Company, in consideration for 17,340,516 restricted shares of Keewatin’s common stock. The directors of the Company are also directors and principal shareholders of Keewatin. The closing of this transaction is subject to shareholder approval.

2.	Significant Accounting Polices

a)	Basis of Accounting

These financials statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in Canadian dollars. The Company’s fiscal year- end is May 31.

b)	Interim Financial Statements

The interim unaudited financial statements have been prepared on the same basis as the annual financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company’s financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period.

c)	Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to useful life and recoverability of long-lived assets and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Sky Harvest Windpower Corp.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in Canadian Dollars)
(Unaudited)

2.	Significant Accounting Polices (continued)

	d)	Basic Earnings (Loss) per Share

The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share". SFAS No. 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive. As at February 28, 2009 and February 29, 2008, there are no dilutive potential common shares.

	e)	Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

	f)	Marketable Securities

The Company defines marketable securities as income yielding securities that can be readily converted into cash. Examples of marketable securities include Treasury and agency obligations, commercial paper, corporate notes and bonds, time deposits with an original maturity greater than 3 months, foreign notes and certificates of deposit. We account for our investment in debt and equity instruments under Statement of Financial Accounting Standards, or SFAS, No. 115, “Accounting for Certain Investments in Debt and Equity Securities and Financial Accounting Standards Board”, or FASB, Staff Position, or FSP, SFAS No. 115-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments”. The Company follows the guidance provided by EITF No. 03-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, to assess whether our investments with unrealized loss positions are other than temporarily impaired. Realized gains and losses and declines in value judged to be other than temporary are determined based on the specific identification method and are reported in other income (expense). Management determines the appropriate classification of such securities at the time of purchase and re-evaluates such classification as of each balance sheet date. As at February 28, 2009 and February 29, 2008, the Company does not hold any marketable securities with a period longer than three months.

	g)	Financial Instruments

SFAS No. 157 “Fair Value Measurements” requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. SFAS No. 157 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. SFAS No. 157 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Sky Harvest Windpower Corp.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in Canadian Dollars)
(Unaudited)

3.	Significant Accounting Polices (continued)

	g)	Financial instruments (continued)

The Company’s financial instruments consist principally of cash, short-term investments, amounts receivable, accounts payable and accrued liabilities, loan payable, and due to/from related parties. Pursuant to SFAS No. 157, the fair value of our cash equivalents is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The Company believes that the recorded values of all of the other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

	h)	Equipment

(i) Amortization Methods and Rates

Property and equipment is recorded at cost less accumulated amortization. Capitalized costs are amortized based on their estimated useful life on a straight line basis over three years. Costs included in wind equipment are under construction and will be amortized over their useful life on a straight-line basis once they are put into use.

(ii) Asset Impairment

The Company performs impairment tests on its property and equipment when events or changes in circumstances occur that indicate the carrying value of an asset may not be recoverable. Estimated future cash flows are calculated using estimated future prices and operating and capital costs on an undiscounted basis. When the carrying value of the property and equipment exceeds estimated future cash flows, the asset is impaired. An impairment loss is recorded to the extent the carrying value exceeds the discounted value of the estimated future cash flows.

(iii) Repairs and Maintenance

Repairs and maintenance costs are charged to expense as incurred, except when these repairs significantly extend the life of an asset or result in an operating improvement. In these instances, the portion of these repairs relating to the betterment is capitalized as part of property and equipment.

	i)	Website Development Costs

The Company capitalizes website development costs in accordance with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) No. 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use” and Emerging Issues Task Force (EITF) No. 00-2, “Accounting for Website Development Costs”, whereby costs related to the preliminary project stage of development are expensed and costs related to the application development stage are capitalized. Any additional costs for upgrades and enhancements which result in additional functionality will be capitalized. Capitalized costs will be amortized based on their estimated useful life over three years. Internal costs related to the development of website content are charged to operations as incurred.

	j)	Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted SFAS No. 109 “Accounting for Income Taxes” as of its inception. Pursuant to SFAS No. 109 the Company is required to compute tax asset benefits for net operating losses carried forward. Potential benefit of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

	k)	Foreign Currency Translation

The Company’s functional and reporting currency is the Canadian dollar. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Canadian dollars. The Company has not, to the date of these financials statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Sky Harvest Windpower Corp.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in Canadian Dollars)
(Unaudited)

3.	Recent Accounting Pronouncements

In June 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities”. FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in FASB Statement of Financial Accounting Standards No. 128, “Earnings per Share.” FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – An interpretation of FASB Statement No. 60”. SFAS 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133”. SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations”. This statement replaces SFAS 141 and defines the acquirer in a business combination as the entity that obtains control of one or more businesses in a business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date. SFAS 141R also requires the acquirer to recognize contingent consideration at the acquisition date, measured at its fair value at that date. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements Liabilities –an Amendment of ARB No. 51”. This statement amends ARB 51 to establish accounting and reporting standards for the Noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

Sky Harvest Windpower Corp.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in Canadian Dollars)
(Unaudited)

4.	Short-term Investments

a)

On July 24, 2007, the Company purchased a term deposit in the amount of $11,500, bearing interest of 3.15% per annum, maturing on July 23, 2008. The term deposit was reinvested upon maturity, bears interest of 2.10% per annum and matures on July 23, 2009. As at February 28, 2009, the Company accrued $146 of interest income.

b)

On November 3, 2006, the Company purchased a term deposit in the amount of $11,500, bearing interest of 3.57% per annum, maturing on November 2, 2007. The term deposit was reinvested on November 5, 2007 in the amount of $11,910, bearing interest of 3.09% per annum, maturing on October 31, 2008. Upon maturity, the term deposit was again reinvested on November 5, 2008 in the amount of $12,278, bears floating interest rate of prime rate less 2.65%, and matures on October 31, 2009. As at February 28, 2009, the Company accrued $34 of interest income.

5.	Property and Equipment

			February 28,	May 31,
			2009	2008
		Accumulated	Net carrying	Net carrying
	Cost	Depreciation	value	value
	$	$	$	$

Computer equipment	4,588	(3,830)	758	1,787
Other equipment	1,500	(1,386)	114	451
Meteorological towers	68,237	–	68,237	59,741

	74,325	(5,216)	69,109	61,979

6.	Intangible Assets

			February 28,	May 31,
			2009	2008
		Accumulated	Net carrying	Net carrying
	Cost	Amortization	value	value
	$	$	$	$

Website development	2,372	(1,449)	923	1,516

	2,372	(1,449)	923	1,516

7.	Related Party Transactions

	a)	During the nine month period ended February 28, 2009, the Company incurred $66,125 (2007 - $50,550) in management fees to directors and officers.

	b)	As at February 28, 2009, the Company owed $736 (May 31, 2008 - $736) to a director of the Company. These amounts are unsecured, non-interest bearing and have no terms of repayment.

	c)	As at February 28, 2009, the Company advanced $nil (May 31, 2008 - $2,500) to a director of the Company. These amounts are unsecured, non-interest bearing and have no terms of repayment.

These related party transactions are recorded at the exchange amount, being the amount established and agreed to by the related parties.

Sky Harvest Windpower Corp.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in Canadian Dollars)
(Unaudited)

8.	Loan Payable

a)

On September 23, 2008, the Company received $127,230 (equivalent of USD$100,000) from Keewatin Windpower Corp. This loan is non-interest bearing, unsecured and due on September 22, 2009. The directors of the Company are also directors and principal shareholders of Keewatin. Refer to Note 1.

b)

On January 28, 2009, the Company received $127,230 (equivalent of USD$100,000) from Keewatin Windpower Corp. This loan is non-interest bearing, unsecured and due on January 28, 2010. The directors of the Company are also directors and principal shareholders of Keewatin. Refer to Note 1.

9.	Stockholders’ Equity

Class E preferred shares shall be entitled to receive a non-cumulative annual dividend per share not exceeding 10% of the redemption price. The Company may redeem any number of the issued and outstanding Class E preferred shares at any time and for the redemption price upon 7 days’ written notice to the holder. The holder may require the Company to redeem any number of the issued and outstanding Class E preferred shares at the redemption price upon 30 days’ written notice to the Company.

10.	Commitment

On April 5, 2006, the Company entered into a leasing agreement to construct and operate a wind-powered electrical generating facility in Saskatchewan. The lease is to commence on the date the Company generates and sells electricity from the property (the “Commencement Date”) and is for a term of 25 years. Pursuant to the agreement the Company will pay for crop damage occurring as direct result of the Company’s activities as well as any increase in property taxes that is directly attributable to the installation of wind power facilities.

The Company must pay $2,500 per year per turbine once excavation commences. Each rent payment shall be paid in quarterly increments. The Company has yet to commence excavation. In the event that the Commencement Date has not occurred by September 30, 2008, then the Company must either abandon the lease or pay delay rental payments of $5,000 per month. For the nine month period ended February 28, 2009, the Company incurred delay rental payments of $25,000. The Company must also pay a gross overriding royalty of 2% of the revenue received from the sale of power produced on the properties.

11.	Proposed Transactions

The Company entered into a share exchange agreement dated April 21, 2009 with Keewatin, whereby Keewatin will acquire 100% of the issued and outstanding common shares of the Company, in consideration for 17,340,516 restricted shares of Keewatin’s common stock. The directors of the Company are also directors and principal shareholders of Keewatin. The closing of this transaction is subject to shareholder approval.